UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 27, 2005


                             Pacific Capital Bancorp
             (Exact name of registrant as specified in its charter)

               California                0-11113          95-3673456
      (State or other jurisdiction     (Commission     (I.R.S. Employer
            of incorporation)          File Number)    Identification No.)


              1021 Anacapa Street, Santa Barbara, CA            93101
             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (805) 564-6405

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2005, the Board of Directors ("Board") of Pacific Capital Bancorp ("Company") approved modifications to the compensation of non-employee directors, effective February 1, 2005, as outlined below:

1. Each non-employee director is entitled to receive an annual equity award valued at $20,000. The annual equity award is to be made under the Company's 1996 Directors Stock Plan, which permits awards in either nonqualified stock options or shares of restricted stock. The Board has not determined whether the annual equity award will be made in nonqualified stock options or shares of restricted stock. No equity award has been granted thus far in 2005.

2. Richard A. Nightingale, who serves as the Chair of the Audit Committee, will receive an annual cash retainer fee of $15,000. Roger C. Knopf, who serves as Chair of the Governance Committee and of the Compensation & Nominating Committee, will receive an annual cash retainer fee of $9,000. Richard S. Hambleton, Jr., who serves as the Chair of the Trust Oversight Committee of the Company's operating subsidiary Pacific Capital Bank, N.A., will receive an annual cash retainer fee of $5,000.

3. Edward C. Birch, who serves as Chairman of the Board, will receive an annual cash retainer fee of $140,000. Mr. Birch will not receive additional compensation for attending Board or committee meetings.

Except as set forth above, no other modifications were made to the annual retainer fee, Board or committee meeting attendance fees that the Company pays currently to non-employee directors.

The non-employee members of the Company's Board of Directors and the committee chairs are identified below.

Edward C. Birch, Chairman of the Board
Richard M. Davis
Richard S. Hambleton, Jr., Chair, Trust Oversight Committee
Roger C. Knopf, Chair, Governance Committee; Chair, Compensation & Nominating Committee
Robert W. Kummer, Jr.
John R. Mackall
Gerald T. McCullough
Richard A. Nightingale, CPA, Chair, Audit Committee
Kathy J. Odell

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            PACIFIC CAPITAL BANCORP

Date:  February 1, 2005                     /s/ Donald Lafler
                                            -----------------
                                            Donald Lafler
                                            Executive Vice President and
                                            Chief Financial Officer